                      STATEMENT OF ADDITIONAL INFORMATION

                        DEUTSCHE INVESTORS FUNDS, INC.
                    (formerly, Flag Investors Funds, Inc.)
                        GLOBAL FINANCIAL SERVICES FUND
                           GLOBAL BIOTECHNOLOGY FUND
                            GLOBAL TECHNOLOGY FUND



                               One South Street
                           Baltimore, Maryland 21202



        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
 IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. A COPY OF THE PROSPECTUS
  MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,
                     MARYLAND 21202, (800) 730-1313.



           Statement of Additional Information Dated March 30, 2001
                      As supplemented through April 17, 2001
               relating to Prospectus Dated March 30, 2001 for:

 Global Financial Services Fund Class A, B and C Shares, Global Biotechnology
   Fund Class A, B and C Shares and Global Technology Fund Class A, B and C
                                  Shares

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
GENERAL INFORMATION AND HISTORY..........................................................    1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.........................................    1
INVESTMENT OBJECTIVES AND POLICIES.......................................................   32
PORTFOLIO TURNOVER.......................................................................   35
WHAT DO SHARES COST?.....................................................................   35
HOW ARE THE FUNDS SOLD?..................................................................   37
DISTRIBUTION AND SERVICES PLANS..........................................................   37
REDEMPTION...............................................................................   38
ACCOUNT AND SHARE INFORMATION............................................................   38
TAX INFORMATION..........................................................................   39
WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?..........................................   41
ADMINISTRATOR............................................................................   49
BROKERAGE TRANSACTIONS...................................................................   49
CAPITAL STOCK............................................................................   50
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING AGENT...........................................   51
SMEI-ANNUAL REPORTS AND ANNUAL REPORTS...................................................   51
INDEPENDENT ACCOUNTANTS..................................................................   51
LEGAL MATTERS............................................................................   51
PERRFOMANCE INFORMATION..................................................................   52
APPENDICES...............................................................................  A-1
ADDRESSES................................................................................  A-8

GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the `Corporation') is an open-end management investment company with diversified and non-diversified series. Under the rules and regulations of the Securities and Exchange Commission (`SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation is currently comprised of ten funds. This Statement of Additional Information describes the Class A, Class B and Class C Shares (collectively, the `Shares') for each of the following funds: Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, (collectively, the `Funds'). These Funds are non-diversified open-end management investment companies.

Important information concerning the Corporation and the Funds is included in the Funds' Prospectus, which may be obtained without charge from the Funds' distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. The Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Corporation and its business that is contained in the Registration Statement relating to the Funds and their shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and its Shares under the Securities Act of 1933, as amended (the `1933 Act'). The Corporation currently offers ten funds, three of which are described in this Statement of Additional Information. Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund were not offered prior to the date of this Statement of Additional Information.



INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective and Policies
---------------------------------

  Global Financial Services Fund
  ------------------------------

The Global Financial Services Fund invests to maximize total return. While we give priority to seeking the Fund's objective, we cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve its goal by investing primarily in equity securities of financial services companies. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be primarily in developed countries, but may also include emerging market countries. The Fund may also invest in equity securities of software and technology companies that focus on developing and producing products for the financial services industry, including Internet-based financial services companies.

The Fund's investment process combines top-down analysis of global and regional trends with bottom-up research and analysis of companies. The top-down analysis considers global and regional factors including interest rates, economic growth, deregulation, industry restructuring, local and cross-border consolidation and overall industry profitability. The bottom-up research and analysis then identifies companies for investment according to the sub-sector allocations. A variety of factors are considered, including whether the companies possess, in the opinion of the Advisors, characteristics such as a clear strategy, a focus on profitability, an established brand name, participation in growth markets, a possible role in industry consolidation and attention to specialty markets.

  Global Biotechnology Fund
  -------------------------

The Global Biotechnology Fund invests to maximize total return. While we give priority to seeking the Fund's objective, we cannot offer any assurance that the Fund will achieve its objective.



The Fund seeks to achieve its goal by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a `buy and hold' investment strategy.

  Global Technology Fund
  ----------------------

The Global Technology Fund invests to maximize total return. While we give priority to seeking the Fund's objective, we cannot offer any assurance that the Fund will achieve its objective.



The Fund seeks to identify technology companies with attractive long-term growth potential and the ability to increase market share and profits in a sustainable manner. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be primarily in developed countries, but may also include emerging market countries. The Fund will seek investment opportunities in industries such as computers, software, communications, healthcare technology, electronics, and other technology-related industries.

All Funds
---------

While the principal investment policies and strategies for seeking to achieve these objectives are described in the Funds' Prospectus, the Funds may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve their objectives. The Funds may not be successful in achieving their objectives and you could lose money.




Securities in which the Funds Invest
------------------------------------

Following is a table that indicates which types of securities are a:


 .  P = PRINCIPAL investment of a Fund;
 . A = ACCEPTABLE (but not principal) investment of a Fund; or . N = NOT AN ACCEPTABLE investment of a Fund.

-------------------------------------------------------------------------------------------------------------------------
                                           Global Financial          Global Biotechnology           Global Technology
                                            Services Fund                    Fund                         Fund
-------------------------------------------------------------------------------------------------------------------------
Equity Securities
-------------------------------------------------------------------------------------------------------------------------
  Common Stocks                                   P                            P                            P
-------------------------------------------------------------------------------------------------------------------------
  Initial Public Offerings (IPOs)                 A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Preferred Stocks                                A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Private Equity                                  A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Stock Baskets                                   A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Warrants or Rights                              A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------
   Treasury Securities                            A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Agency Securities                              A                            N                            A
-------------------------------------------------------------------------------------------------------------------------
   Corporate Debt Securities                      A                            N                            A
-------------------------------------------------------------------------------------------------------------------------
   Demand Instruments                             N                            N                            A
-------------------------------------------------------------------------------------------------------------------------
   Insurance Contracts                            N                            N                            A
-------------------------------------------------------------------------------------------------------------------------
   Zero Coupon Securities                         A                            N                            N
-------------------------------------------------------------------------------------------------------------------------
   Variable Rate Demand Instruments               A                            N                            N
-------------------------------------------------------------------------------------------------------------------------
   Brady Bonds                                    N                            N                            A
-------------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                            A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Commercial Paper                                A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
  Bank Instruments                                A                            N                            N
-------------------------------------------------------------------------------------------------------------------------
Convertible Securities                            A                            A                            P
-------------------------------------------------------------------------------------------------------------------------
Foreign Securities
-------------------------------------------------------------------------------------------------------------------------
   Direct Investments                             P                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   American Depositary Receipts                   A                            P                            P
-------------------------------------------------------------------------------------------------------------------------
   Global Depository Receipts                     A                            P                            P
-------------------------------------------------------------------------------------------------------------------------
Derivative Contracts
-------------------------------------------------------------------------------------------------------------------------
   Options                                        A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Options on securities indices                  A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Foreign currency forward contracts             A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Futures Contracts (i.e. Index)                 A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Warrants of Futures Contracts                  A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Options on futures contracts                   A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
Special Transactions
-------------------------------------------------------------------------------------------------------------------------
   Borrowing                                      A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                          A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements                  A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   When-Issued or Delayed Delivery                A                            A                            A
    Transactions
-------------------------------------------------------------------------------------------------------------------------
   Securities Lending                             A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
   Currency Hedges                                A                            A                            A
-------------------------------------------------------------------------------------------------------------------------
Investing in Securities of Other
 Investment Companies
-------------------------------------------------------------------------------------------------------------------------
   Exchange Traded Funds (ETFs)                   A                            A                            A
-------------------------------------------------------------------------------------------------------------------------


Equity Securities

Each Fund may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)

     Common Stock

     Common stocks, the most familiar type of equity securities, represent an equity (ie, ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are more sensitive to these factors than larger companies.

     Warrants

     Each Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Funds the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

     While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

     Preferred Stocks

     Preferred stock has a preference (ie, ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (ie, ranks lower) in liquidation than fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (eg, common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer.
     Some preferred
     stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

     All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible instrument of a Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

     Convertible Securities

     A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock in to which it is convertible. The option allows the Funds to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Funds may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Funds could realize an additional $2 per share by converting its fixed income securities.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

     In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Initial Public Offerings (`IPOs')

     Each Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. A Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

     Stock Baskets

     Each Fund may invest in stock baskets. A stock basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an investment/trading strategy which exploits divergence between actual and theoretical futures prices) or a hedging program.

     Private Equity

     Private Equity is equity capital that is made available to companies or investors but not quoted on a stock market. The funds raised through private equity can be used to develop new products and technologies, to expand working capital, to make acquisitions, or to strengthen a company's balance sheet.

     Exchange Traded Funds
     Each Fund may be invested in shares of Exchange Traded Funds (ETFs). ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities do not pay current interest, but are purchased at a discount from their face values. The fixed income securities in which each Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings.

The value of fixed income securities in a Fund's portfolio generally varies inversely with the changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. Also, when the interest rates are falling, the inflow of net new money to the Funds experiencing the impact of the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of a Fund's portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

     Fixed Income Security Risk

     Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in fixed income securities prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or `called' prior to maturity, requiring a Fund to invest the proceeds at the generally lower interest rates).

     Demand Instruments (Global Technology Fund only)

     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     Insurance Contracts (Global Technology Fund only)

     Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Each Fund treats these contracts as fixed income securities.

     Variable Rate Securities (Global Financial Services Fund only)
     ----------------------------------------------------------------

     The Fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called `variable rate demand notes.'

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

     Zero Coupon Securities and Deferred Interest Bonds (Global Financial Services Fund only)

     Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

     While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

     The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations. See the section entitled `State Taxes.'

     Foreign Government Debt Securities (Global Financial Services Fund and Global Technology Fund only)

     Each Fund may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, `sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

     Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the `World Bank'), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     Brady Bonds (Global Technology Fund only)

     The Fund may invest in `Brady Bonds,' which are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

     US dollar-denominated collateralized Brady Bonds which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon US Treasury securities which have the same maturity as the Brady Bonds. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

In addition, when in the opinion of the Advisors, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments. Under normal circumstances each Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for each Fund, certificates of deposit from the same credit institution may not account for more than 10% of a Fund's total assets.

     Commercial Paper

     Each Fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Directors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of a Fund's net assets. Since a Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

     Bank Instruments (Global Financial Services Fund only)

     The Fund may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one)nationally recognized statistical rating organizations (eg, Moody's and S&P)or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Directors.

     There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Fund may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than are US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors; however, the Advisors would consider available yields, net of any required taxes, in selecting securities of non-US issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of the Advisors, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

Derivative Securities

The Funds may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset or market index. Some `derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Funds may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Funds from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Funds will limit the leverage created by its use of derivatives for investment purposes by segregating sufficient assets as collateral for coverage of such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be viewed as a suitable investment for the Funds. The use of derivatives for non-hedging purposes may be considered speculative.

A Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options, futures and forwards can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judge price trends incorrectly, options, futures and forwards strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options, futures and forwards positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options, futures and forwards traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Funds must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Funds. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allow investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Funds.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

     Options on Securities

     All options on securities purchased or sold by a Fund will be traded on a securities exchange. The Funds may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

     Each Fund may write (sell) covered call and put options up to 20% of the net assets of the Fund on their portfolio securities (`covered options') in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Funds may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Funds.

     A call option written by a Fund is `covered' if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by a Fund in cash or liquid securities.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

     A put option written by a Fund is `covered' when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Funds will only write put options involving securities for which a determination is made at the time the option is written that the Funds wish to acquire the securities at the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a `closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

     A Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. A Fund may not invest more than 25% of its total assets in purchased protective put options.


     The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Fund, may not exceed 20% of net assets of the Fund. Options on securities may be purchased or written
     (sold) to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased or written (sold) by a Fund, do not exceed 10% of the net assets of the Fund. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Fund, do not exceed 2% of the net assets of the Fund. When an option transaction is offset by a back-to-back transaction (eg, where a Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

     Options on Securities Indices

     The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

     Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

     The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

     As discussed above in `Options on Securities,' a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Funds, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Funds would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     As discussed above in `Options on Securities,' a Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index (`protective puts'). The purchase of a put option would entitle the Funds, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Advisors' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code, as amended (the `Code') for qualification as a regulated investment company.

     In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Funds. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Options on Foreign Securities Indices
     A Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. A Fund may also purchase and write OTC Options on foreign stock indices and baskets of foreign securities.

     A Fund may, to the extent allowed by federal securities laws, invest in
     1) securities indices instead of investing directly in individual non-US securities and 2) OTC options on baskets of securities instead of investing directly in individual non-US securities. A Fund may also use foreign stock index options for hedging purposes.

     Futures Contracts and Options on Futures Contracts

     A Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

     A Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage their exposure to changing interest rates, securities prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the Funds. Successful use of futures or options contracts is further dependent on the Advisors' ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

     Futures Contracts
     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

     At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment (`initial margin'). Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, and each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different value from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

     When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

     When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract may be much greater than the amount of the Fund's initial margin deposit.

     The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities held by the Fund to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could seek to accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities held by the Fund), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisors may still not result in a successful transaction.

     In addition, futures contracts entail other significant risks. Although the Advisors believe that use of such contracts will benefit the Fund, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Futures Contracts on Securities Indices

     The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

     When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisors believe, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

     For the purpose of hedging a Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, a Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

     Options on Futures Contracts (Including Futures Contracts on Securities Indices)

     The Funds may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (`exercise price'), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

     The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

     If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

     The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Warrants on Futures Contracts
     Each Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Fund's positions in options on futures and options on securities indices.

     Liquidity of Options and Futures Contracts
     There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     Combined Positions

     Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Position Limits
     Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     Each Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Fund may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

     Other Limitations

     The Commodity Exchange Act prohibits US persons, such as a Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, no Fund will engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Fund will not be considered a `commodity pool' for purposes of CFTC rules, the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or
     (2) no more than 5% of the Fund's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

     Asset Coverage for Futures Contracts and Options Positions
     Each Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


Securities of Non-U.S. Issuers

The Funds may invest in securities of non-US issuers directly or in the form of American Depositary Receipts (`ADRs') and Global Depositary Receipts (`GDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, ADRs, and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Funds may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Funds consider an issuer to be based in a country if:
 .    it is headquartered in the country; or
 .    it has primary operations in the country.

     Investments in American and Global Depository Receipts Each Fund may invest in non-US securities in the form of ADRs or GDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and GDRs in bearer form, are designed for use in European and international securities markets. An ADR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

     Region and Country Investing

     A Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Funds' investments in a particular region or country will subject the Funds (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Funds' investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. There can be no guarantee that any currency management strategies will be successful and they could result in losses that are not otherwise offset by gains in a Fund's portfolio securities.

     Currency Exchange Transactions

     Because the Funds may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Funds from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Funds either enter into these transactions on a spot (ie, cash) basis at the spot rate prevailing in the currency exchange market or use forward currency exchange contracts (discussed below) to purchase or sell currencies.

     Currency Hedging
     The Funds' currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Funds may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

     Currency hedging may be important because a decline in the US dollar value of a foreign currency in which the Funds' securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities they hold, the Funds may purchase foreign currency put options. If the value of the foreign currency does decline, the Funds will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Funds derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges may limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also may limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Funds may not be able to contract to sell a currency at a price above the devaluation level they anticipate.

     Forward Currency Exchange Contracts
     A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Funds maintain with their custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, each Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

     While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if they had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

     Options on Foreign Currencies

     Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

     Each Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on a Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

     There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund may not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Funds intend to treat OTC options as not readily marketable and therefore subject to a Fund's limitation with respect to illiquid securities.

     Each Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. Each Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. A Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, a Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Fund. A Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

     None of the Funds currently intend to engage in foreign currency transactions as an investment strategy. However, as discussed above, each Fund may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing or anticipated investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

     Asset Coverage
     The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities (ie, segregate them by earmarking them) to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is otherwise covered, the segregated assets must at all times equal or exceed the Funds' obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

     For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

     The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on a variety of factors including the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Funds. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Except as set forth above under `Futures Contracts' and `Options on Futures Contracts', there is no limit on the percentage of the assets of the Funds that may be at risk with respect to futures contracts and related options or forward currency contracts. The Funds' transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Funds as regulated investment companies for tax purposes. See the section entitled `Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

     Foreign Securities

     Investment in securities of foreign issuers involves different and additional investment risks than those affecting securities of US domestic issuers.

     The value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Since each Fund's investments in foreign securities involve foreign currencies, the value of the Fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. As discussed above, the Funds may engage in certain currency management strategies to hedge currency risks, though there can be no guarantee that these strategies will be successful.

     Certain of the risks associated with foreign investments are heightened for the Funds which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Funds are invested.

     Emerging Markets
     An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization.

     Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

     The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent years. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In the past, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government- sponsored foreign exchange market for its currency.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Some markets have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions. The inability of the Funds to make intended securities purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Euro Risks

     On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

     Although it is impossible to predict the impact of the conversion to the euro on a Fund, the risks may include:
     . Changes in the relative strength and value of the US dollar or other major currencies;
     . Adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and
     .  Unpredictable effects on trade and commerce generally.

     These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Fund.

     Currency

     The Advisors attempt to manage currency risk by limiting the amount the Funds invest in securities denominated in a particular currency. However, this type of diversification will not protect the Funds against a general increase in the value of the US dollar relative to other currencies.

     Liquidity
     OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

     Leverage
     Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain. Leverage risk may exist when a Fund purchases securities while it also has borrowed money.

     Interest Rates
     Interest rate risks apply to the Funds only to the extent they invest in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

     Credit
     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money. Credit risk is only a risk for a Fund if it invests in fixed income securities or chooses to lend securities.

     Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisors' credit assessment.

     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

     Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

     Risks Associated with Futures, Options and Warrants
     The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Funds' assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, a Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Fund in entering into such transactions. The ability of a Fund to close out a future, option or warrant position depends on a liquid secondary market.

     As noted above, the Funds intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Funds.

     Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

     Correlation of Price Changes
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Other Investments and Investment Practices

     When-Issued and Delayed Delivery Securities

     The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

     At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Funds' total assets, less liabilities other than the obligations created by when-issued commitments. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Repurchase Agreements

     Repurchase agreements may be entered into only with a `primary dealer' (as designated by the Federal Reserve Bank of New York) in US government securities. This is an agreement in which the seller (the `Lender') of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that the assets of the Fund are invested in the agreement. The rate is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into if, as a result, more than 15% of the Funds' net assets would be invested in such repurchase agreement together with any other illiquid securities.

     Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a `primary dealer' (as designated by the Federal Reserve Bank of New York) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one- third (ie 33 1/3%) of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the with liquid assets in an amount at least equal to the 's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

     Lending of Portfolio Securities

     Each Fund may lend portfolio securities to borrowers that the securities lending agent deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

     A Fund will reinvest cash collateral in securities that qualify as an acceptable investment. However, the Fund may pay all or a portion of the interest earned on the cash collateral to the borrower.

     Loans are subject to termination at the option of a Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Fund and its investors.

     Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

     The following conditions will be met whenever portfolio securities of a Fund are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time;
     (4) the Fund must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Fund will lend its securities to any officer, Director, employee or other affiliate of the Corporation, the Manager, the Advisor or the Distributor, unless otherwise permitted by applicable law. Each Fund may lend its portfolio securities up to one-third of the value of its total assets.

     Each Fund may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Fund's account to the same borrower does not exceed 10% of total net assets of the Fund.

     Investment Ratings

     The fixed income securities in which the Funds invest must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings. The Advisors determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating service. For example, Standard and Poor's assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

     Risk Management

     Each Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisors wish to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, they might cause the Funds to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

INVESTMENT OBJECTIVE AND POLICIES

A Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the `vote of a majority of its outstanding voting securities.' A Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies
--------------------------------

Under normal circumstances, each Fund will invest in at least 3 countries, including the US.

  Global Financial Services Fund
  ------------------------------

  The Fund invests primarily in the equity securities of companies located in the US and abroad and operating in the financial services sector. Investments abroad will be primarily in developed countries, but may also include emerging market countries.

  Global Biotechnology Fund
  -------------------------

  The Fund invests primarily in equity securities of companies located in the US and abroad and operating in the biotechnology industry.

  Global Technology Fund
  ----------------------

  The Fund invests primarily in equity securities of technology companies of any size located in the US and abroad. Investments abroad will be primarily in developed countries, but may also include emerging market countries.

Fundamental Policies (All Funds)

The Funds' investment programs are subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of each Fund and are in addition to those described in the Funds' Prospectuses, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Each Fund will not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in industries outside of each Fund's repsective focus (e.g. for Global Financial Services Fund no more than 25% of securities of issuers in non-financial services companies, for Global Biotechnology Fund no more than 25% of securities of isuers in non-biotechnology companies, for Global Technology Fund no more than 25% of securities of issuers in non-technology companies). This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the `1933 Act').

5. Purchase or sell real estate except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies
------------------------------------

8. Up to 5% of the total assets of each Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. Each Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10.  Invest more than 10% of its net assets in unlisted securities and Notes;

  Up to a total of 10% of the net assets of each Fund may be invested in:

(a) securities that are consistent with the Fund's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets;
(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:

        . the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

        . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

        . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

        . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

        . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but a Fund may obtain such short term credits as may be necessary for the clearance of transactions.

  Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by a Fund with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

PORTFOLIO TURNOVER

     Although none of the Funds intend to invest for the purpose of seeking short-term profits, securities in the Funds may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Fund may exceed that of certain other mutual funds with the same investment objective. For the Global Technology Fund, the portfolio turnover is expected to be high. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

WHAT DO SHARES COST?

Market Values
-------------

     Each Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, each Fund would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

     Securities held by a Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary US business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Fund Shares may be significantly affected on days when shareholders do not have access to a Fund.

  A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets , subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Fund are determined on the basis of their market value or where market quotations are not available or are unreliable, in accordance with procedures established by and under the general supervision of the Directors, although the actual calculation may be done by others.

  Market values of portfolio securities are determined as follows:

  The fixed income portion of the Funds and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Fund's independent pricing service, such securities are priced in accordance with procedures established by and under the general supervision of the Directors although the actual calculation may be done by others, when this is appropriate. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

  The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the exchange generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

  Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors of the Fund. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

  Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Directors, although the actual calculation may be done by others.

  The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

HOW ARE THE FUNDS SOLD?

  Under the Distributor's Contract with the Funds, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.

Subscriptions
-------------

  Under normal circumstances, a Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to a Fund in whole or in part by a contribution of readily available marketable securities to a Portfolio of a Fund.

Purchasing Shares through an Investment Professional
----------------------------------------------------

  The investment professional which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.

Supplemental Payments
---------------------

     Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.

DISTRIBUTION AND SERVICES PLANS

     Under a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan).

     Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of a Fund represented by Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses.

However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

     In addition, each Fund may enter into a Service Plan. Under the Service Plan, each Fund pays to ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

     Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

REDEMPTION

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `What Do Shares Cost?,' and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

ACCOUNT AND SHARE INFORMATION

Voting Rights
-------------

     Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

     Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectuses) Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

     Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

     The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

     Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

     Interests in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Funds are not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Fund.

     The Funds are organized as series of an open-end investment company and are organized as a Maryland corporation. Each Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, each Fund may be reorganized into a master-feeder structure. Each Fund would then become a `feeder fund' investing all of its assets in a corresponding `Master Portfolio.' Should the Directors approve the reorganization, each Fund and its Master Portfolio would have the same investment objective.

TAX INFORMATION

Dividend Reinvestment Plan
--------------------------

     Each Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of dividends and to distribute net realized capital gains at least annually.

     Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.
Federal Taxes
-------------

     Each Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the `Code') applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

     Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by the Fund.

     In order to qualify as a RIC, a Fund must meet certain income and asset requirements and must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income for each tax year, if any, to its shareholders.

     In addition, to avoid federal excise taxes, the Code requires that a Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

     Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains.

     The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year the a Fund may designate and distribute to you as ordinary income a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

     Because the Funds' income is expected to be derived primarily from investments in foreign rather than domestic US securities, the Funds anticipate that no portion of their distributions will generally be eligible for the dividends-received deduction.


Foreign Investments
-------------------

     If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is uncertain. However, each Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

     If a Fund invests in futures contracts, options, and certain other complex investments (including the stock of certain foreign corporations that may constitute Passive Foreign Investment Companies (PFIC)), the Fund may be subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character or amount of a Fund's net income. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, it intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State Taxes
-----------

  Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in a Fund.

  US federal regulations require that a shareholder provide a certified taxpayer identification number (`TIN') upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, US federal regulations generally require the Funds to withhold (`backup withholding') and remit to the US Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's US federal income tax liability.


Tax Treatment of Reinvestments
------------------------------

     Generally, a reinvestment of the proceeds of a redemption of shares in a Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares and will be added to the tax basis of such shares..

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Officers and Board of Directors of the Company
-----------------------------------------------

     The Directors of the Corporation and their executive officers are responsible for managing the Corporation's business affairs and for exercising all the Corporation powers except those reserved for the shareholders.

     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

RICHARD R. BURT, Director (2/3/47)

IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1989.

*RICHARD T. HALE, Director/President (7/17/45)

Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor). Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker dealer), Corvis Corporation, (optical networks)The Nevis Fund (registered investment company), Brown Investment Advisory & Trust Company, and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. and Flag Investors Short-Intermediate Income Fund, Inc. (registered investment companies).

LOUIS E. LEVY, Director (11/16/32)

26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation, retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)

Duke University, Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina, 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies);; Lead Director, National Commerce Bank Corporation (NCBC) (banking); and Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)

The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director  10/27/26)

Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex.Brown Capital Advisory & Trust Company), Director and Chairman, Virginia Hot Springs, Inc. (property management), and Director of Argonex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)

Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies).
Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC, President, Trustee, Trust for Investment Managers (registered investment company) and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., The Central European Equity Fund, Inc., and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

AMY M. OLMERT, Secretary (5/14/63)

Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now
PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

CHARLES A. RIZZO, Treasurer (8/5/57)

Director, Deutsche Asset Management; Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

------------------------------
* Messrs. Semans and Hale are directors who are `interested persons' as defined in the Investment Company Act.

Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation (`ICCC') or its affiliates. Mr. Semans serves as Chairman of six funds and as Director of 18 other funds in the Deutsche Asset Management Fund Complex (the `Fund Complex'). Mr. Hale serves as Chairman of three funds and as President of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Vogt, Levy, McDonald and Wadsworth serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves a Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each of the funds, Ms. Olmert serves as Secretary of 24 funds and Mr. Hirsch serves as Assistant Secretary of 24 funds in the Fund Complex.

The Corporation does not require employees, and none of the executive officers devotes full time to the affairs of the Corporation or receives any compensation from a Fund.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Officers of the Corporation receive no direct remuneration in such capacity from the Corporation. Officers and Directors of the Corporation who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Corporation (as defined in the 1940
Act) (an `Independent Director') receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows the aggregate compensation payable to each of the Corporation's Directors by the Corporation and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2000. As of March 28, 2000 the Corporation joined the Fund Complex, as described below.

                                                                                Pension or          Aggregate
                                                             Aggregate          Retirement         Compensation
                                                           Compensation      Benefits Accrued    Payable from the
                         Name                            Payable from the    as Part of Fund     Corporation, and
               Position with Corporation                    Corporation          Expenses        the Fund Complex
------------------------------------------------------------------------------------------------------------------
Richard R. Burt /1/                                           $6,087                /3/              $35,250
Director
Joseph R. Hardiman
Director                                                      $   87                /3/              $39,000
Louis E. Levy                                                 $  110                /3/              $49,000
Director
Eugene J. McDonald                                            $  110                /3/              $49,000
Director
Rebecca W. Rimel                                              $   87                /3/              $39,000
Director

Truman T. Semans*
Director                                                      $    0                $0               $     0

Richard T. Hale*

                                                                                Pension or          Aggregate
                                                             Aggregate          Retirement         Compensation
                                                           Compensation      Benefits Accrued    Payable from the
                         Name                            Payable from the    as Part of Fund     Corporation, and
               Position with Corporation                    Corporation          Expenses        the Fund Complex
------------------------------------------------------------------------------------------------------------------
Director/ President                                           $    0                $0               $     0
(since December 19, 2000)

Carl W. Vogt/4/                                               $    0                /3/              $39,000
Director

Robert H. Wadsworth/1/                                        $6,587                /3/              $35,750
Director

Edward Schmults/2/                                            $6,000               N/A               $ 6,000

Werner Walbroel/2/                                            $6,500               N/A               $ 6,500

--------------------------

* Messrs. Hale and Semans are directors who are `interested persons' as defined in the Investment Company Act.
/1/ Messrs. Burt and Wadsworth were trustees of the original Deutsche Funds and subsequently became directors of Flag Investors Funds, Inc.
/2/ Mr. Walbroel resigned as Director effective March 22, 2000. Mr. Schmults completed his term as Director effective March 22, 2000.
/3/ Certain Funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Funds for the year ended December 31, 2000 was approximately $1,189.
/4/ Formerly, President of the Funds. Mr. Vogt was elected as Director for the Funds on December 19, 2000.


Certain funds in the Fund Complex, but not the Funds described in this Statement of Additional Information, have adopted a Retirement Plan for Directors who are not employees of the Corporation, a Corporation's Administrator or its respective affiliates (the `Directors Retirement Plan'). After completion of six years of service, each participant in the Directors Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Directors Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8 years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.


                         Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                         -----------------------------------------------------------------
Years of Service                   Chairmen of Audit and Executive Committees                   Other Participants
----------------                   ------------------------------------------                   ------------------

6 years                     $ 4,900                          $ 3,900

7 years                     $ 9,800                          $ 7,800

8 years                     $14,700                          $11,700

9 years                     $19,600                          $15,600

10 years or more            $24,500                          $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Directors Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan of Directors, as calculated based on the following actuarial assumptions:
(1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Codes of Ethics
---------------

     The Board of Directors of the Corporation has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the Advisors' Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Corporation's Code contains reporting requirements applicable to Independent Directors of the Corporation. Investment Company Capital Corporation (`ICCC') has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to invest in securities that may be purchased or held by the Corporation for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading `blackout periods' that prohibit trading by access persons within periods of trading by a Fund in the same security, subject to certain exceptions. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

     DWS has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS's Code permits access persons to trade securities that may be purchased or held by the Funds but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

     ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

     The Codes of the Corporation, the Advisor and Sub-Advisor are on public file with, and are available from the SEC.

Advisor and Sub-Advisor
-----------------------

  ICCC is the investment advisor. ICCC also serves as investment advisor to other funds in the Deutsche Asset Management family of funds. DWS is the investment sub-advisor. The Advisor and Sub-Advisor are indirect wholly owned subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,580 employees as of June 30, 2000, Deutsche Bank AG is one of the world's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  DWS International Portfolio Management GmbH (`DWS International'), the Funds' sub-advisor, is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH (`DeAM Europe'). DWS Investment GmbH (`DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Funds are also portfolio managers for DWS Investment. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

  Other DWS Group entities include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DWS Group employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management. DWS Group serves as manager and/or investment advisor to more than 200 mutual funds.

  DWS Group was founded in 1956. It is one of the largest fund managers in Europe and the largest mutual fund company in Germany, holding a 22% share of the German mutual fund market based on assets under management as of December 31, 2000. DWS Group manages more than $100 billion in assets for more than 3 million investors from around the world (as of December 31, 2000). DWS Group's current senior management team has been in place since 1984 and consists of veteran investment professionals who have managed mutual funds through both bear and bull markets.

  DWS Group manages mutual funds that invest in virtually all types of securities, including equities, bonds, money markets and industry sectors. DWS Group has earned a reputation in Europe as an `innovative' mutual fund company because of its introduction of mutual funds that invest in nontraditional sectors (e.g., VentureCap Basket 25+ or New Energies Basket 25+) or seek tax-optimization, among other things. DWS Group is the first mutual fund company in either Europe or the United States to list actively managed funds - often referred to as `exchange traded funds' - on a stock exchange.

  DWS Group is part of an extensive global network of investment management-related businesses comprising Deutsche Bank's asset management and mutual funds organization. DWS Group makes use of Deutsche Bank's global investment network and global resources, including a dedicated team of sector and regional investment managers, specialists and analysts. Many of these investment managers bring to their jobs a unique blend of traditional investment management experience combined with practical, on-the-job industry experience in the industries in which they invest.

  Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having US operations, such as Deutsche
Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.

  Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. ICCC has delegated this responsibility to DWS, provided that ICCC continues to supervise the performance of DWS and report thereon to the Corporation's Board of Directors. Any investment program undertaken by ICCC or DWS will at all times be subject to policies and control of the Corporation's Board of Directors. Neither ICCC nor DWS shall be liable to a Fund or its shareholders for any act or omission by ICCC or DWS or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and DWS to the Funds are not exclusive and ICCC and DWS are free to render similar services to others.

  As compensation for its services, ICCC is entitled to receive an annual fee from each of the Funds, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of such Fund as follows:

------------------------------------------------------------------------------------------------------------------
                               Global Technology Fund and Global Biotechnology Fund
------------------------------------------------------------------------------------------------------------------
               Average Daily Net Assets                                             Fee
------------------------------------------------------------------------------------------------------------------
First $250 million                                       0.85%
------------------------------------------------------------------------------------------------------------------
Next $250 million                                        0.80%
------------------------------------------------------------------------------------------------------------------
Portion exceeding $500 million                           0.75%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          Global Financial Services Fund
------------------------------------------------------------------------------------------------------------------
               Average Daily Net Assets                                             Fee
------------------------------------------------------------------------------------------------------------------
First $250 million                                       0.75%
------------------------------------------------------------------------------------------------------------------
Next $250 million                                        0.70%
------------------------------------------------------------------------------------------------------------------
Portion exceeding $500 million                           0.65%
------------------------------------------------------------------------------------------------------------------

     ICCC, in its capacity as Advisor and Administrator, has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Global Technology Fund and Global Biotechnology Fund to the extent that each Fund's annual expenses exceed 1.50% of the Class A Shares' average daily net assets, 2.25% of the Class B Shares' average daily net assets, 2.25% of the Class C Shares' average daily net assets and 1.25% of the Institutional Shares' average daily net assets.

     ICCC, in its capacity as Advisor and Administrator, has also contractually agreed to reduce its annual fee, if necessary, or to make payments to the Global Financial Services Fund to the extent that the Fund's annual expenses exceed 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets, 2.15% of the Class C Shares' average daily net assets and 1.15% of the Institutional Shares' average daily net assets.

  As compensation for its services to each of the Funds, DWS is entitled to receive a fee from ICCC, payable from its advisory fee based on each Funds' average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of each Fund. From time to time, DWS may voluntarily waive a portion of its sub-advisory fees to ICCC.

  The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Corporation's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under `Capital Stock'). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

     ICCC also serves as each Fund's transfer and dividend disbursing agent and provides accounting services to each Fund.

ADMINISTRATOR

     ICCC serves as Administrator of the Funds. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of each Fund's operations; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Corporation's Board of Directors; (c) provide each Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Corporation's Board of Directors; (d) supervise the operations of the Company's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

     Under the Administrative Services Appendix to the Master Services Agreement, the Funds pay ICCC an annual fee based on each Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time waive a portion of its administrative services fee.

  The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

  The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

BROKERAGE TRANSACTIONS

DWS is responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between DWS and the broker-dealers. DWS may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its Advisor's affiliates and ICC Distributors.

In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. A Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal, except as may be permitted by law.

If affiliates of the Advisors are participating in an underwriting or selling group, the Funds may not buy portfolio securities from the group except in accordance with rules of the SEC. Each Fund believes that the limitation will not affect its ability to carry out its present investment objective.

DWS's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, DWS may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by DWS to be beneficial to a Fund's investment program. Certain research services furnished by broker-dealers also may be useful to DWS with clients other than the Funds. Similarly, any research services received by DWS through placement of portfolio transactions of other clients may be of value to DWS in fulfilling its obligations to the Funds. Although DWS's policies and procedures may not produce mathematical precision in the allocation of the costs of these services with respect to individual purchases and sales of securities to each account, its policies are reasonably intended to produce fairness over time such that each account will bear its proportionate share of costs to pay for such research services and benefits, consistent with DWS's duty to seek best execution and best price obtainable under the circumstances in light of DWS's overall responsibilities for all accounts under its management. In over-the-counter transactions, DWS will not pay any commission or other remuneration for research services. Subject to periodic review by the Corporation's Board of Directors, DWS is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for a Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Funds will be reviewed periodically by the Board. The foregoing policy under which a Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.


Subject to the above considerations, the Board of Directors has authorized the Funds to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and DWS to furnish reports and to maintain records in connection with such reviews.

Each Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year.

CAPITAL STOCK

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently has ten series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Global Financial Services Fund Class A, B and C Shares, Global Biotechnology Fund Class A, B and C and Shares and Global Technology Fund Class A, B and C Shares. In the event separate series or classes are established, all Shares of the Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Investors Bank & Trust Company (`IBT Co.') is custodian for the securities and cash of each Funds' assets. Foreign instruments purchased by the Funds are held by various sub-custodial arrangements employed by IBT Co. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, each Fund pays ICCC up to $16.068 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith.

ICCC also provides certain accounting services to each Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

     Average Daily Net Assets               Incremental Annual Accounting Fee

         0 - $10,000,000                      $25,000 (fixed fee)
         $10,000,000   -  $25,000,000                       0.080%
         $25,000,000   -  $50,000,000                       0.060%
         $50,000,000   -  $75,000,000                       0.040%
         $75,000,000   -  $100,000,000                      0.035%
         $100,000,000 -  $500,000,000                       0.017%
         $500,000,000  - $1,000,000,000                     0.006%
         over $1,000,000,000                                0.002%

In addition, the Funds will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Funds' independent accountants.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP , 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Funds.


LEGAL MATTERS

Morgan, Lewis & Bockius LLP serves as counsel to the Corporation.

PERFORMANCE INFORMATION

     For purposes of quoting and comparing the performance of the Funds to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

     P(1 + T)n = ERV

     Where: P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years (1, 5 or 10)

     ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Corporation's registration statement or the date a Fund began operations (or the later commencement of operations of a series or class).

     Each Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 400 Mid-Cap Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, a Fund assumes that the $10,000 invested in Shares is net of all sales charges. Each Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   APPENDIX A

STANDARD & POOR'S

Long-Term Debt Rating Definitions
AAA--The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions
Aaa--Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Considered as medium-grade obligations, (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings
P-1--A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings
Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--High quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBS) Ratings Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH IBCA, INC./FITCH INVESTORS SERVICE, L.P.

Long-Term Debt Rating Definitions
AAA--Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions
F-1+--Exceptionally Strong Credit Quality. Regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Regarded as having the strongest degree of assurance for timely payment.
FITCH-2--(Very Good Grade) Reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--Other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--Other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--Other outstanding debt rated A by S&P or Moody's.

Other Considerations
Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                  APPENDIX B


Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislavia

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European countries
Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area
Canada
Over-the-Counter Market

Japan
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

                                   ADDRESSES

Global Financial Services Fund
Global Biotechnology Fund
Global Technology Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor
DWS International Portfolio Management GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Distributor
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101

Administrator, Transfer Agent And Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201